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                                                                   EXHIBIT 1.2

                                 Amax Gold Inc.

                             Underwriting Agreement

                          SUBORDINATED DEBT SECURITIES



                                                              New York, New York
                                                                          [Date]



Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

As Representatives of the several Underwriters

Ladies and Gentlemen:

          Amax Gold Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $_________ principal amount of its ___________ Subordinated Debt Securities (the "Securities") to be issued under an indenture to be dated as of ________, as supplemented by the Supplemental Indenture thereto, dated as of _______________, between the Company and ____________________, as trustee (the
"Trustee") (as so supplemented, the "Indenture").

          1.  Representations and Warranties.
              ------------------------------

     The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 33-53963) on such Form, including a related basic prospectus, in accordance with Rule 415 (a)(1)(x) and Rule 424(b) for the registration under the Act of the offering and sale of $200,000,000 principal amount of securities. The Company may have filed one or more
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     amendments thereto, each of which has previously been furnished to you.
     Such registration statement and amendments thereto have become effective prior to the date of this Agreement. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) and complies in all material respects with such Rule.
     The Company has filed or will file with the Commission pursuant to the applicable paragraphs of Rule 415 and Rule 424(b) a supplement to the form of prospectus included in such registration statement relating to the Securities and plan of distribution thereof (the "Prospectus Supplement"). As filed, the Prospectus Supplement shall be in all substantive respects in the form furnished to you prior to the Execution Time (as such term is defined in the immediately following paragraph) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes as the Company has advised you, prior to the Execution Time, will be included or made therein and to which you shall not have objected.

          The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus contained in the Registration Statement at the Effective Date. "Material Subsidiaries" shall mean, collectively, the following: AGI Chile Credit Corp., Inc., a Delaware corporation, Amax Gold Exploration, Inc., a Delaware corporation, Amax Gold Refugio, Inc., a Delaware corporation, Amax Precious Metals, Inc., a Delaware corporation, Compania Minera Amax Guanaco (90% owned by the Company), a Chile corporation, Compania Minera Maricunga (50% owned by the Company), a Chile corporation, Fairbanks Gold Mining, Inc., a Delaware corporation, Haile Mining Company, Inc., a Delaware corporation, Guanaco Mining Company, Inc., a Delaware corporation, Lancaster Mining Company, Inc., a Delaware corporation, Lassen Gold Mining, Inc., a Delaware corporation, Nevada Gold Mining, Inc., a Delaware corporation and Wind Mountain Mining, Inc., a Delaware corporation. "Basic Prospectus" shall mean the form of basic prospectus contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement.
     "Preliminary Prospectus" shall mean any preliminary prospectus with respect to the offering of the Securities referred to in the preceding paragraph. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph, including documents incorporated by reference, exhibits and financial statements, as amended at the Execution Time and, in the event, if any,

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     that any post-effective amendment thereto becomes effective prior to the
     Closing Date (as hereinafter defined) or any settlement date pursuant to
     Section 3 hereof, shall also mean such registration statement as so amended on such date. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.
     Any reference herein to the Registration Statement, any Preliminary Prospectus, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the Effective Date or the date of such Preliminary Prospectus, the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the date of any Preliminary Prospectus, the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b) No order preventing or suspending the use of any Preliminary Prospectus, the Basic Prospectus, the Prospectus Supplement or the Prospectus has been received by the Company. Each of the Preliminary Prospectuses, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations thereunder and, with respect to documents incorporated therein by reference, the Exchange Act and the rules and regulations thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company
                                         --------  -------
     makes no representations or warranties as to the information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with information forwarded in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein.

          (c) On the Effective Date, at the Execution Time, when the Prospectus Supplement is first filed with the Commission in accordance with Rule 424(b), on the Closing Date and on any settlement date pursuant to Section 3 hereof, (i) the Registration Statement, as amended as of each such time, and

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     the Indenture, and the Prospectus, as supplemented as of each such time, did and will comply in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and, with respect to the documents incorporated therein by reference, the Exchange Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and the respective rules and regulations thereunder; (ii) the Registration Statement, as amended as of each such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, (iii) the Prospectus, as supplemented as of each such time, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the Company
                                            --------  -------
     makes no representations or warranties as to (i) that part of the Registration Statement which constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or Prospectus, as supplemented as of each such time, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein.

          (d) The documents incorporated by reference in the Registration Statement and Prospectus pursuant to Item 12 of Form S-3, at the times they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and, when read together with the other information in the Prospectus, on the Effective Date, at the Execution Time, when the Prospectus Supplement is first filed with the Commission in accordance with Rule 424(b), on Closing Date, and on any settlement date pursuant to Section 3 hereof, did not and will not contain an untrue statement of a material fact or omit to state a material fact.

          (e) The execution and performance of the Indenture, the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (i) any statute, any indenture, mortgage, deed of trust, credit agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the property of the Company or any of its subsidiaries is subject, which in any such case is material to the Company and its subsidiaries considered as a whole; (ii) the Company's or any of its subsidiaries' certificate or articles of incorporation or by-laws; or (iii) any order, rule or

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     regulation of any Federal, state, local or foreign court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties, which in any such case is material to the Company and its subsidiaries considered as a whole. No consent, approval, authorization or order of, or filing with, any Federal, state, local or foreign court or governmental agency or body is required for the consummation of the transactions contemplated by the Indenture and by this Agreement in connection with the issuance or sale of the Securities except such as may be required by The National Association of Securities Dealers, Inc. or under the Act, the Trust Indenture Act or state securities or blue sky laws.

          (f) Neither the Company nor any of its subsidiaries is in violation of any term of its certificate or articles of incorporation or by-laws. Neither the Company nor any of its subsidiaries is in violation of any term of any license, contract, instrument or other agreement, or to the Company's knowledge, after due inquiry, any judgment, decree, order, statute, rule or governmental regulation applicable to it which violation or violations, individually or in the aggregate, has resulted in, or could be reasonably anticipated to result in, a material adverse effect on the Company and its subsidiaries considered as a whole.

          (g) All contracts, agreements, instruments, leases, licenses, claims, concessions and governmental permits required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed.

          (h) The financial statements, together with the related notes and schedules, included or incorporated by reference in the Prospectus and elsewhere in the Registration Statement, fairly present, on the basis stated therein, the financial position and results of operations and cash flows of the entities covered thereby at the respective dates and for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the respective periods involved, except as noted therein, fairly present on the basis set forth therein the information set forth therein, and are in accordance with the books and records of the entities covered thereby. Any quarterly or other unaudited interim financial statements, and the related notes and schedules thereto, included or incorporated by reference in the Prospectus and elsewhere in the Registration Statement have been prepared in compliance with the applicable requirements of the Act and the rules and regulations thereunder and of the Exchange Act and the rules and

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     regulations thereunder and have been prepared on a basis substantially consistent with that of the applicable audited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus, except as described therein. The selected financial data set forth in the Prospectus under the captions "Ratio of Earnings to Fixed Charges", "Summary Consolidated Financial Information," "Gold Production and Production Costs," and "Capitalization" fairly presents, on the basis stated in the Prospectus, the information set forth therein. No other financial statements are required by Form S-3 or otherwise to be included or incorporated by reference in the Registration Statement or Prospectus. The reserve data set forth in the Registration Statement, Prospectus and Prospectus Supplement under the caption "Proven/Probable Gold Ore Reserves" presents a fair summary of the information described therein.

          (i) Coopers & Lybrand, who have certified the financial statements of the Company and its consolidated subsidiaries, are, and during the periods covered by their respective reports included or incorporated by reference in the Registration Statement were, independent public accountants as required by the Act and the applicable rules and regulations thereunder. Price Waterhouse, the Company's accountants since March 1, 1994, are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

          (j) Each of the Company and its Material Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its Material Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that could not individually or in the aggregate have a material adverse effect on the Company and its Material Subsidiaries considered as a whole. Each of the Company and its Material Subsidiaries has all requisite corporate power and authority, to own, lease, license, mine and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and Prospectus.

          (k) As of the date of this Agreement, the issued shares of Common Stock and Preferred Stock of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of or subject to any preemptive or other rights; the stockholders of the

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     Company have no preemptive rights with respect to any shares of capital stock of the Company; and all outstanding shares of capital stock of each Material Subsidiary have been duly authorized and are or will be validly issued, fully paid and nonassessable and were not issued or will not be issued, as the case may be, in violation of or subject to any preemptive or other rights and are owned directly by the Company or by another subsidiary of the Company free and clear of any liens, encumbrances, equities or claims except as described in the Notes to the Consolidated Financial Statements of the Company contained in its Annual Report on Form 10-K for the year ended December 31, 1993. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right or security calling for the issuance of, any share of capital stock of the Company or any of its Material Subsidiaries, or any security or other instrument which by its terms is convertible into or exchangeable or exercisable for any capital stock of the Company or any of its Material Subsidiaries, except as described in the Prospectus. The Securities to be issued and sold by the Company to the Underwriters hereunder when issued, delivered and sold in accordance with this Agreement will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive or other rights. [The [shares] of the Company's [common stock, $.01 par value] per share ("Common Stock"),] issuable upon [conversion] [exchange] of the Securities have been duly authorized and validly reserved for issuance and when issued at the option of the holders thereof upon [conversion] [exchange] of the Securities shall be validly issued, fully paid and nonassessable and shall not have been issued in violation of or subject to any preemptive or other rights.

          (l) The Company has full corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to be issued, sold and delivered by it hereunder and this Agreement has been duly and validly authorized, executed and delivered by the Company.

          (m) No person or entity has the right to require registration of shares of Common Stock, Preferred Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or offering or sale of the Securities.

          (n) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein,
     (i) there has been no material adverse change in the condition, financial or otherwise, of the Company or any of its Material Subsidiaries or in the earnings, business, properties or prospects of the Company or any of its Material Subsidiaries, whether or not arising in

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     the ordinary course of business, (ii) there have been no transactions material to the Company or any of its Material Subsidiaries entered into by the Company or any of its Material Subsidiaries, other than those entered into in the ordinary course of business consistent with past custom and practice and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (o) Except as described in the Registration Statement and Prospectus, the Company and each of its Material Subsidiaries possess all consents, approvals, certificates, authorizations, registrations, qualifications, licenses, concessions and permits issued by the appropriate Federal, state, local and foreign public, regulatory or governmental agencies or bodies necessary to own, lease, mine and operate its properties, as the Company and its Material Subsidiaries currently own, lease, mine and operate its properties and to conduct the business now operated by it as described in the Registration Statement and Prospectus, the absence of which could reasonably be expected to have a material adverse effect on the Company and its Material Subsidiaries considered as a whole and neither the Company nor any of its Material Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such consent, approval, certificate, authorization, registration, qualification, license, concession or permit which, individually or in the aggregate, could reasonably be expected to have a material adverse affect on the Company and its Material Subsidiaries considered as a whole.

          (p) Each of the Company and its Material Subsidiaries has sufficient title to all of its properties and assets to conduct its business as presently conducted and as contemplated to be conducted as described in the Registration Statement and Prospectus. Except as described or incorporated by reference in the Registration Statement and Prospectus, such properties and assets are owned by the Company or such Material Subsidiary, as the case may be, free and clear of all material liens, charges, encumbrances or restrictions.

          (q) All subsidiaries of the Company other than Material Subsidiaries, considered in the aggregate, would not constitute a "significant subsidiary" under Commission Regulation S-X.

          (r) Except as disclosed in the Registration Statement and Prospectus and except as would not individually or in the aggregate have a material adverse effect on the Company and its Material Subsidiaries considered as a whole, (i) the Company and its Material Subsidiaries are each in compliance with all applicable Environmental Laws, (ii) the Company and

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     its Material Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, and (iii) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims against the Company or any of its Material Subsidiaries.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any Federal, state, local or foreign statute, law, rule, regulation, ordinance or code or any judicial or administrative order, consent decree or judgment binding on the Company or one of its Material Subsidiaries, relating to the environment, health or safety or any hazardous material or substance, exposure to which is prohibited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (s) The Securities [and the ____________________ issuable upon [conversion][exchange] of the Securities] have been authorized for trading on [The New York Stock Exchange] subject to notice of issuance or sale, as the case may be.

          (t) Neither the Company nor any of its officers, directors or affiliates (as defined in the Act and the rules and regulations thereunder) has taken or will take, directly or indirectly, any action designed to or which has constituted or which could be anticipated to cause or result, under the Act, the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (u) The Company and each of its subsidiaries is in compliance with Florida blue sky law relating to disclosure of issuers doing business with Cuba. The Company is not presently doing business with the government of Cuba or with any person or affiliate located in Cuba and will notify the Florida Department of Banking and Finance, Division of Securities and Investor Protection, if the Company or any of its subsidiaries commences doing business with the government of Cuba or any person or affiliate located in Cuba.

          (v) As of the time the Securities are issued and sold hereunder (i) the Indenture will have been duly authorized, executed and delivered by the Company and will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms, (ii) the Securities will have been duly authorized, executed, authenticated and, upon payment therefor as provided in this Agreement, will

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     constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, and (iii) the Indenture conforms and the Securities will conform to the descriptions thereof contained in the Registration Statement and Prospectus.

          2.   Purchase and Sale.  (a) Subject to the terms and conditions and
               -----------------
in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally not jointly, to purchase from the Company at a purchase price of ____% of the principal amount thereof, plus [accrued interest][amortization of original issue discount], if any, on the Securities from __________, 19__, to the Closing Date, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

          3.   Delivery and Payment.  Delivery of and payment for the Securities
               --------------------
shall be made at the offices [Davis, Graham & Stubbs, 370 17th Street, Denver, Colorado, at 9:00 AM, Denver time], on ______________, or such later date (not later than ________________) as the Representatives shall designate, which place may be moved by agreement of the Representatives and Company to such other location as may be agreed upon and which date and time may be postponed by agreement between the Representatives and Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Securities being sold by the Company to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds.
Certificates for the Securities shall be registered in such names and denominations as the Representatives may request not less than three business days in advance of the Closing Date.

          The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York not later than 1:00 PM, two business days prior to the Closing Date.

          4.   Offering by Underwriters.  It is understood that the several
               ------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5.   Agreements.  The Company agrees with the several Underwriters
               ----------
that:

          (a) The Company will use all reasonable efforts to cause the Registration Statement, and any amendment thereof, if not effective at the
     Execution Time, to become effective.   The

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     Company will cause the Prospectus Supplement, properly completed and in form and substance reasonably acceptable to the Representatives, to be filed with the Commission pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives
     (i) when the Prospectus, and any supplement thereof, shall have been filed with the Commission pursuant to Rule 424(b) or otherwise, (ii) when any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment or supplement of the Registration Statement or Prospectus or for any additional information, (iv) of the receipt by the Company of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished to you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will use all reasonable efforts to prevent the issuance of any such stop order and, if issued, will use all reasonable efforts to obtain as soon as practicable the withdrawal thereof.

          (b) If, at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact, any facts or events arise which, individually or in the aggregate, would represent a material change in the information set forth in the Registration Statement, as then amended, or the Prospectus, as then supplemented, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules or regulations thereunder or, with respect to any information incorporated by reference in the Registration Statement or Prospectus, the Exchange Act or the rules or regulations thereunder, the Company will promptly (i) prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission, reflect such change or effect such compliance and (ii) supply such amended Registration Statement or supplemented Prospectus to the Representatives in such quantities as it may reasonably request.

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          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement and all amendments thereto (including all exhibits thereto) and to each other Underwriter a copy of the Registration Statement and all amendments thereto (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and any Preliminary Prospectus and any supplements thereto as the Representatives may request.

          (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect for so long as required for the distribution of the Securities; provided, that no such
                                                      --------  ----
     qualification shall be required in any jurisdiction where, solely as a result thereof, the Company would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or required to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. In addition, the Company will arrange for the determination of the legality of the Securities for purchase by institutional investors and will pay the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering.

          [(f) The Company will reserve and keep available at all times, free of preemptive and other rights, sufficient shares of [Common Stock] to satisfy any obligations to issue shares of [Common Stock] upon [conversion] [exchange] of the Securities.]

          (g) Neither the Company nor any of its directors or officers will, for a period of [90] days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of,
     (i) any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock or (ii) shares of any class of capital stock of the Company which is preferred as to the payment of dividends, or as to the distribution of assets upon any liquidation or dissolution of the Company, over shares of any other class of capital stock of the Company; provided, however, that the Company may offer, issue
                           --------  -------
     and sell Common Stock pursuant to the Directors' Deferred Compensation Plan, the Nonemployee Directors' Stock Grant Plan or any employee stock option plan, thrift plan, excess benefit plan or dividend reinvestment plan of the Company in effect at the Execution Time, the DOCLOC Agreement and the Stock Purchase Agreement and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding on the date of this Agreement.

          (h) The Company will use its all reasonable efforts to maintain the listing of the Securities [and the _________________ issuable upon [conversion] [exchange] of the Securities] on [The New York Stock Exchange].

          (i) The Company will promptly deliver to the Representatives copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Act or [The New York Stock Exchange] in connection with the listing of the Securities [and of the _____________________ issuable upon [conversion] [exchange] of such Securities].

          (j) Prior to the Closing Date, the Company will issue no press release or other communication directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, or with respect to the financial condition, results of operations, business, properties, assets, liabilities or prospects of any of them, or the offering of the Securities, without your prior consent which will not be unreasonably withheld.

          (k) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the
          ---------------------------------------------------------
     Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Florida Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Florida Department notice of such business or change, as appropriate, in a form acceptable to the Florida Department for so long as the Florida Department requires such notice.

          6.   Conditions to the Obligations of the Underwriters.  The
               -------------------------------------------------
obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy and completeness of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by
     Rule 424(b).   No stop order suspending the effectiveness of the
     Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives, on behalf of the Underwriters, the opinion of Paul J. Hemschoot, Jr., Vice President, Secretary and General Counsel of the Company, dated the Closing Date, to the effect that:

               (i) all the outstanding shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and nonassess-able, and, except as otherwise set forth in the Pro-spectus, all outstanding shares of capital stock of each of the Material Subsidiaries are owned by the Company either directly or through wholly-owned Material Subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances, except as described in the Notes to the Consolidated Financial Statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1993;

               (ii) to such counsel's knowledge, neither the Company nor any of its Material Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both, would constitute a breach of or default under), any indenture, mortgage, deed of trust, credit agreement, contract, license or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which any of them or their respective properties may be bound or affected where such breach or default could reasonably be expected to have a material adverse effect on the Company and its Material Subsidiaries considered as a whole;

               (iii) this Agreement has been duly authorized, executed and delivered by the Company;

               (iv) neither the issue and sale of the Securities, [nor the issuance of the shares of Common Stock issuable upon [conversion] [exchange] of the Securities,] nor the consummation of the transactions contemplated hereby will conflict with, result in a breach of, or constitute a default under (or constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under) the terms of any material indenture, mortgage, deed of trust, credit agreement, contract, license or other material agreement or instrument to which the Company or any of its Material Subsidiaries is a party or bound;

               (v) to the knowledge of such counsel, there is no pending or threatened action, suit, investigation or pro-ceeding before any court or governmental agency, au-thority or body or any arbitrator involving the Company or any of its Material Subsidiaries of a character required to be disclosed or incorporated by reference in the Registration Statement or Prospectus which is not adequately disclosed or incorporated by reference in the Registration Statement and Prospectus; and

               (vi) to such counsel's knowledge, no person has the right, contractual or otherwise, to cause the Company to issue, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Securities to be sold by the Company to the Underwriters pursuant to this Agreement [or upon the issuance of shares of Common Stock issuable upon [conversion] [exchange] of the Securities], nor does any person have preemptive rights, rights of first refusal or other rights to purchase any capital stock of the Company.

          In addition, such counsel shall state that no facts have come to such counsel's attention that leads him to believe that, as of the Effective Date, at the Execution Time, when the Prospectus Supplement was filed with the Commission in accordance with Rule 424(b) or on the Closing Date, the Registration Statement, or any amendment thereto filed with the Commission by the Company prior to the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Basic Prospectus, Prospectus and Prospectus Supplement, and any amendment or supplement thereto filed with the Commission by the Company prior to the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein in the light of the circumstances in which they were made, not misleading or that, as of the Closing Date, the Prospectus, as then supplemented, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading (it being understood that such counsel has not been requested to and does not express any view with respect to the financial statements, financial schedules, geological and engineering reports and other financial, statistical, geological and engineering information contained or incorporated by reference in the Registration Statement or the Prospectus and Prospectus Supplement, as so amended or supplemented).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, to the extent he deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto.

          (c) The Company shall have furnished to the Representatives, on behalf of the Underwriters, the opinion of Davis, Graham & Stubbs, counsel for the Company, dated the Closing Date, to the effect that:

              (i) the Company and each of its Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of properties owned, leased, licensed or otherwise held by the Company or one of its Material Subsidiaries or the transaction of business by the Company or one of its Material Subsidiaries as now conducted requires such qualification and where the failure to be so qualified would have a material adverse effect on the Company and its Material Subsidiaries considered as a whole;

              (ii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the issued and outstanding shares of Common Stock and Preferred Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable and will be free of any pledge, lien, security interest, encumbrance, claim or preemptive or other rights; [the Securities are convertible at the option of the holders thereof into shares of Common Stock as described in the Prospectus, the shares of Common Stock issuable upon conversion of the Securities have been duly and validly reserved for issuance and when issued at the option of the holders of the Securities will be validly issued, fully paid and nonassessable and will be free of any pledge, lien, security interest, encumbrance, claim or preemptive or other rights;] [the Securities are exercisable at the option of the holders thereof into shares of Common Stock as described in the Prospectus, the shares of Common Stock issuable upon exchange of the Securities have been duly and validly reserved for issuance and when issued at the option of the holders of the Securities upon payment of the exercise price thereof shall be validly issued, fully paid and non-assessable and will be free of any pledge, lien, security interest, encumbrance, claim or preemptive or other rights;] the Securities [and the shares of Common Stock issuable upon [conversion] [exchange] of the Securities] are duly authorized for listing, subject to official notice of issuance or sale, as the case may be, on [The New York Stock Exchange]; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to the knowledge of such counsel, other rights to subscribe for the Securities [or shares of Common Stock issuable upon [conversion] [exchange] of the Securities];

             (iii) to the knowledge of such counsel, there is no mortgage, indenture, contract or other agreement of a character required to be described in the Registration Statement or Prospectus, to be incorporated by reference therein, or to be filed as an exhibit thereto, which is not described, incorporated by reference, or filed as required; the statements included or incorporated by reference in the Prospectus describing material agreements fairly summarize such agreements; the description contained in the Prospectus under the heading "Certain U.S. Federal Income Tax Consequences" constitutes a fair summary of the statutes and regulations discussed therein as applicable to the offering and ownership of the Securities;

              (iv) the Registration Statement has become effective under the Act; any required filing of the Prospectus, or any supplement thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement has been received by the Company and, to the knowledge of such counsel, no proceedings for that purpose have been instituted or threatened; the Registration Statement (and any amendments thereto) and the Prospectus (and any supplements thereto) (other than the financial statements, related schedules, geological and engineering reports and other financial, geological, engineering and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and, as applicable, the rules and regulations thereunder and the Exchange Act and, as applicable, the rules and regulations thereunder;

             (v) the documents incorporated by reference in the Registration Statement and any amendments thereto and the Prospectus and any supplements thereto (other than the financial statements, related schedules, geological and engineering reports and other financial, geological, engineering and statistical information contained therein as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder;

             (vi) this Agreement has been duly authorized, executed and delivered by the Company;

             (vii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized and, when the terms and forms thereof have been established and the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, the Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the

          Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus; [the Securities are convertible at the option of the holders thereof into ____________________ as described in the Registration Statement and Prospectus, the __________________ issuable upon conversion of the Securities have been duly and validly reserved for issuance and when issued at the option of the holders of the Securities shall be validly issued, fully paid and nonassessable and will be free of any pledge, lien, security interest, encumbrance, claim or preemptive or other rights];] [the Securities are exchangeable at the option of the holders thereof into _____________________ as described in the Registration Statement and Prospectus, the _____________________ issuable upon exchange of the Securities have been duly and validly reserved for issuance and when issued at the option of the holders of the Securities shall be validly issued, fully paid and non-assessable and will be free of any pledge, lien, security interest, encumbrance, claim or preemptive or other rights;] the Securities [and the ___________________ issuable upon [conversion] [exchange] of the Securities] are duly authorized for listing, subject to official notice of issuance or sale, as the case may be, on [The New York Stock Exchange]; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to the knowledge of such counsel, other rights to subscribe for the Securities [or ____________________ issuable upon [conversion] [exchange] of the Securities];


              (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained under the Act and such as may be required under the Trust Indenture Act, the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (which shall be specified in such opinion) as have been obtained;

              (ix) neither the execution and delivery of the Indenture, the issue and sale of the Securities, [nor the issuance of the shares of Common Stock issuable upon [conversion] [exchange] of the Securities,] nor the consummation of the transactions contemplated hereby will conflict with, result in a breach of, or constitute a default under (or constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under) the certificate or articles of incorporation or by-laws of the Company or any of its Material Subsidiaries or the terms of any indenture, mortgage, deed of trust, credit agreement, contract, license or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or bound that is filed as an exhibit to the Registration Statement, or, to such counsel's knowledge, any order or regulation applicable to the Company or any of its Material Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Material Subsidiaries; and

                 (x) to such counsel's knowledge, no person has the right, contractual or otherwise, to cause the Company to issue, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Securities to be sold by the Company to the Underwriters pursuant to this Agreement [or upon the issuance of shares of Common Stock issuable upon [conversion] [exchange] of the Securities], nor, to such counsel's knowledge, does any person have preemptive rights, rights of first refusal or other rights to purchase any capital stock of the Company.

          In addition, such counsel shall state that no facts have come to such counsel's attention that lead them to believe that, as of the Effective Date, at the Execution Time, when the Prospectus Supplement was filed with the Commission in accordance with Rule 424(b) or on the Closing Date, the Registration Statement, or any amendment thereto filed with the Commission by the Company prior to the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Basic Prospectus, Prospectus and Prospectus Supplement, and any amendment or supplement thereto filed with the Commission by the Company prior to the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein in the light of the circumstances in which they were made, not misleading or that, as of the Closing Date, the Prospectus, as then supplemented, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading (it being understood that such counsel have not been requested to and do not express any view with respect to the financial statements, financial schedules, geological and engineering reports and other financial, statistical, geological and engineering information contained or incorporated by reference in the Registration

Statement or the Prospectus and Prospectus Supplement, as so amended or supplemented).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Colorado, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto.

          (d) The Representatives shall have received from Winston & Strawn, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, [the ____________________ issuable upon [conversion] [exchange] of the Securities,], the Indenture, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel all such information, instruments, certificates and documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman, President and Chief Executive Officer and the Vice President and Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been received by the Company and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) subsequent to the date of the most recent financial statements included in the Registration Statement and Prospectus, and except as set forth in the

          Prospectus, (A) neither the Company nor any of its Material Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business consistent with past custom and practice, and (B) there has not been any material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company or any of its Material Subsidiaries or any change in the capital stock or increase in the long-term debt of the Company or any of its Material Subsidiaries.

          (f) At the Execution Time and on the Closing Date, Price Waterhouse, with respect to clause (ii) below and, to the extent applicable, clauses
     (iii) and (iv) below, and Coopers & Lybrand with respect to clause (i) below and, to the extent applicable, clauses (iii) and (iv) below, shall each have furnished to the Representatives a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and Exchange Act and the applicable rules and regulations thereunder and stating to the extent applicable that:

               (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and Exchange Act and the related rules and regulations;

              (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, audit and other board committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and Prospectus; nothing came to their attention which caused them to believe that:

                    (1) the unaudited financial statements included or
               incorporated by reference in the Registration Statement and Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and Exchange Act and with the rules and regulations of the Commission with respect to financial statements included or incorporated by reference in Quarterly Reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and Prospectus;

                    (2) with respect to the period subsequent to the date of the most recent financial statements and financial statement schedules (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company and its subsidiaries, or decreases in the stockholders' equity of the Company and its subsidiaries or increases in the short-term debt of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and Prospectus, or for the period from the date of the most recent financial statements and financial statement schedules (other than any capsule information) included or incorporated by reference in the Registration Statement and Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net sales or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes (increases or decreases) set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

               (iii) the amounts included in any unaudited "capsule" information included or incorporated by reference in the Registration Statement and Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and Prospectus; and

                (iv) they have performed certain other specified procedures, in form and substance acceptable to the Representatives, as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Prospectus in this paragraph (f) include any supplements thereto at the date of the letters.

          (g) Subsequent to the Execution Time or, if earlier, the respective dates as of which information is given in the Registration Statement and Prospectus, there shall not have been (i) any change or increase or decrease specified in the letters referred to in paragraph (e) of this
     Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business, assets, operations, financial condition, properties or prospects of the Company or any of its subsidiaries, the effect of which, in any case referred to in clause (i) or
     (ii) above, is, in the reasonable judgment of the Representatives, material and adverse enough to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Reg-istration Statement and Prospectus.

          (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt or equity securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of any review of or any possible change in any such rating that does not indicate the direction of the possible change.

          (i) At the Execution Time, the Company shall have furnished to the Representatives a letter from Cyprus and each officer and director of the Company, addressed to the Representatives, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common or Preferred Stock beneficially owned by such person or any securities convertible into, or exchangeable for, any shares of Common or Preferred Stock for a period of [90] days following the Execution Time without the prior written consent of the Representatives, other than shares of Common Stock disposed of by officers and directors as bona fide gifts.

          (j) Prior to the Closing Date, the Company shall have furnished to the Representatives and rating agencies such further information, certificates and documents as the Representatives or any rating agency may reasonably request.

          If any of the conditions specified in this Section 6 shall not, in the reasonable judgment of the Representatives, have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, certificates or letters mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          7.   Expenses; Reimbursement of Underwriters' Expenses.    (a)  The
               -------------------------------------------------
Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and the sale of the Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectuses and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing, producing or distributing this Agreement, the Indenture, the Blue Sky Memorandum and any other agreements or documents in connection with the offering, purchase, sale, distribution and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale as provided in
Section 5(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) all expenses in connection with authorizing the Securities [and the ____________________ issuable upon [conversion][exchange] of the Securities] for trading on [The New York Stock Exchange]; (v) the filing fees incident to securing any required review by The National Association of Securities Dealers, Inc. of the terms of the sale of the Securities, including the fees and disbursements of counsel for the Underwriters in connection therewith; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and
(viii) all other costs and
expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. The Company shall not be liable to any of the Underwriters for loss of anticipated profits from the transaction covered by this Agreement.

     (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities. If the sale of the Securities provided for herein is not consummated for any other reason, the Company shall not be obligated to reimburse the Underwriters for their out-of-pocket expenses.

          8.  Indemnification and Contribution.  (a)  The Company agrees to
              --------------------------------
indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or any other Federal, state or foreign statutory law or regulation, at common law, in equity or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Basic Prospectus, the Prospectus Supplement or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable
                     --------  -------
in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any

Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was cor-rected in the Prospectus (or the Prospectus as amended or supple-mented) and, if a copy of such Prospectus (or the Prospectus as amended or supplemented) had been so sent or given, such delivery would have cured the defect giving rise to the claim asserted by such person and it is finally judicially determined that such delivery was required to be made under the Act and was not so made. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity.
This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges and agrees that the statements set forth under the heading "Plan of Distribution" in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Prospectus, the Basic Prospectus, the Prospectus Supplement or any Preliminary Prospectus, and the several Underwriters hereby confirm that such statements are correct in all material respects.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party, unless the failure to so notify the indemnifying party shall have materially impaired the defense of such claim. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel reasonably satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such
                      --------  -------
action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to defend such action, at the indemnifying party's expense, on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to the indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediate preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. No indemnifying party shall be liable for any settlement of any such claim, action, suit or proceeding effected without its prior written consent.

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraphs (a) and
(b) of this Section 8 is due in accordance with its terms but is for any reason unavailable or insufficient (including, without limitation, because of any holding by a court that such indemnification is unenforceable or otherwise unavailable on grounds of public policy or otherwise), the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter
                   --------  -------
(except as may be provided in the agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any
other relevant equitable considerations.   Benefits received by the Company
shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) and benefits received by the several Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person who controls an Underwriter within the meaning of the Act or Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act or Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or preceding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder.

          9.   Default by an Underwriter.  If any one or more Underwriters shall
               -------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
          --------  -------
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that required changes in the Registration Statement and Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the Company and nondefaulting Underwriters for damages occasioned by its default hereunder.

          10. Termination.  This Agreement shall be subject to termination in
              -----------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock or other securities shall have been suspended by the Commission or The New York Stock Exchange or trading in securities generally on The New York Stock Exchange or any other national securities exchange or market shall have been suspended or limited or minimum prices shall have been established on The New York Stock Exchange or any such other exchange or market, (ii) a banking moratorium shall have been declared by Federal, Colorado or New York authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus.

          11.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers or directors and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Representatives, any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive any termination or cancellation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to it at Salomon Brothers Inc, Seven World Trade Center, New York, New York, 10048, with a copy to Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, Attention: F. Ellen Duff, Esq., or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 9100 East Mineral Circle, Englewood, Colorado 80112,
Attention: Paul J. Hemschoot, Jr., Esq., Vice President, Secretary and General Counsel, with a copy to: Davis, Graham & Stubbs, 370 17th Street, Suite 4700, Denver, Colorado 80201, Attention: Paul Hilton.

          13.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  APPLICABLE LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED
               --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                              *  *  *  *  *  *  *

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       Amax Gold Inc.



                                       By:_______________________________

                                       Its:______________________________


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Brothers Inc


By:______________________________

Its:_____________________________


Goldman, Sachs & Co.


By:______________________________

Its:_____________________________


For themselves and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                                   SCHEDULE I

                                               Principal Amount of
                                                    Securities
Underwriters                                     To Be Purchased
- ------------                                 -----------------------

Salomon Brothers Inc  ...........

Goldman, Sachs & Co.  ...........



                                              _______________

     Total..................................
                                              ===============



Document Number:  8383
July 17, 1994  6:31pm